UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2008

SECURITY BANK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Georgia	000-23261	58-2107916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4219 Forsyth Road

Macon, Georgia 31210

(Address of Principal Executive Offices, including Zip Code)

(478) 722-6200

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 11, 2008, Security Bank Corporation, a Georgia corporation (the “Company”), entered into a standby purchase agreement (the “Standby Agreement”) with Jonathan W. Been and Benjamin W. Griffith, III (collectively, the “Standby Purchasers”), under which the Standby Purchasers have agreed to certain standby commitments in connection with the Company’s proposed offering of subscription rights to its shareholders to purchase up to approximately 5,319,148 shares of its common stock (the “Rights Offering”). The record date will be February 11, 2008 (“Record Date”). The Company will mail a prospectus supplement and related prospectus to shareholders, on or about February 12, 2008, and the Rights Offering will expire on March 10, 2008.

Under the Rights Offering, each subscription right will entitle the holder to a basic subscription privilege and an over-subscription privilege. The basic subscription privilege of each subscription right entitles the Company’s shareholders the opportunity to purchase 0.2821 shares of common stock for each share of common stock owned. The offering is for up to 5,319,148 shares of the Company’s common stock at a per full share price equal to $6.58. In the event that a shareholder purchases all of the shares of common stock available to it pursuant to its basic subscription privilege, the shareholder may also choose to purchase a portion of the shares of the Company’s common stock that are not purchased by the other shareholders through the exercise of an over-subscription privilege.

The Standby Purchasers have agreed to purchase up to an aggregate of $18 million in common stock (Mr. Been has agreed to purchase up to $10 million, and Mr. Griffith has agreed to purchase up to $8 million). This amount includes the exercise of their basic subscription rights, representing approximately $1.99 million. Subject to certain conditions, the Standby Agreement obligates the Company to sell, and requires the Standby Purchasers to purchase from the Company, all of the shares purchasable with their basic subscription privileges. Furthermore, each of the Standby Purchasers has agreed not to exercise its over-subscription privilege in any amount. Instead, the Standby Agreement obligates the Company to sell, and requires the Standby Purchasers to purchase from us, the unsubscribed shares of our common stock, up to approximately $16.1 million under their standby commitment, which added together with the exercise of their basic subscription privileges satisfies their $18 million total commitment. The price per full share to be paid by the Standby Purchasers for such common stock will be $6.58, the same as the subscription price offered in the Rights Offering.

As of February 11, 2008, Mr. Been and Mr. Griffith own approximately 171,470 and 902,414 shares, respectively, or 0.90% and 4.77%, respectively, of the Company’s outstanding common stock. If no shareholders exercise their subscription rights, the Standby Purchasers will be required to purchase a maximum of 2,735,561 shares of our common stock representing $18 million. Accordingly, if no other shareholder exercises their subscription rights, the beneficial ownership of the Standby Purchasers would increase for Mr. Been to approximately 7.81% and would increase for Mr. Griffith to approximately 9.78% on the date of the closing of the transactions contemplated by the Standby Agreement. The obligations of the Standby Purchasers to fulfill the standby commitments under the Standby Agreement and purchase the additional shares of common stock are subject to the following conditions:

•

the Company’s representations and warranties under the Standby Agreement are true and correct in all material respects as of the date of the Standby Agreement and the date of the closing of the transactions contemplated thereunder;

•

there having been no material adverse effect on the Company’s financial condition or earnings, financial position, operations, assets, results of operations or business, and its subsidiaries taken as a whole; and

•

there shall not have occurred a suspension in trading of our common stock by the Securities and Exchange Commission or The Nasdaq Global Select Market or a suspension of trading or the establishment of limited or minimum prices on securities generally on the New York Stock Exchange or The Nasdaq Global Select Market.

The foregoing description of the Standby Agreement is qualified in its entirety by reference to the Standby Agreement which is attached hereto as Exhibit 10.1, and is incorporated by reference into this Item 1.01.

Item 8.01	Other Events.

On February 11, 2008, the Company issued a press release announcing the Rights Offering. A copy of this press release is attached hereto as Exhibit 99.9.

In connection with Rights Offering, the Company is filing the items included as exhibits to this current report on Form 8-K for the purpose of incorporating such items as exhibits in its Registration Statement on Form S-3 (File No. 333-148698).

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description
4.1	Form of Rights Certificate.

4.2	Subscription Agent Agreement, dated February 11, 2008, by and between Security Bank Corporation and Registrar and Transfer Company.

5.1	Opinion of Alston & Bird LLP regarding the validity of the securities being registered.

10.1	Standby Purchase Agreement, dated February 11, 2008.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1 hereto).

99.1	Form of Instructions as to Use of Rights Certificates.

99.2	Form of Notice of Guaranteed Delivery for Rights Certificates.

99.3	Form of Letter to Shareholders who are Record Holders.

99.4	Form of Letter to Shareholders who are Beneficial Holders.

99.5	Form of Letter to Clients who are Beneficial Holders.

99.6	Nominee Holder Certification.

99.7	Beneficial Owner Election Form.

99.8	Form of Notice of Important Tax Information.

99.9	Press Release of Security Bank Corporation Announcing the Rights Offering, dated February 11, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY BANK CORPORATION

Dated: February 12, 2008	By:	/s/ H. Averett Walker
H. Averett Walker
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Rights Certificate.

4.2	Subscription Agent Agreement, dated February 11, 2008, by and between Security Bank Corporation and Registrar and Transfer Company.

5.1	Opinion of Alston & Bird LLP regarding the validity of the securities being registered.

10.1	Standby Purchase Agreement, dated February 11, 2008.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1 hereto).

99.1	Form of Instructions as to Use of Rights Certificates.

99.2	Form of Notice of Guaranteed Delivery for Rights Certificates.

99.3	Form of Letter to Shareholders who are Record Holders.

99.4	Form of Letter to Shareholders who are Beneficial Holders.

99.5	Form of Letter to Clients of Shareholders who are Beneficial Holders.

99.6	Form of Nominee Holder Certification.

99.7	Beneficial Owner Election Form.

99.8	Form of Notice of Important Tax Information.

99.9	Press Release of Security Bank Corporation Announcing the Rights Offering, dated February 11, 2008.